UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2008
Rex Energy Corporation (Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300 State College, Pennsylvania 16801
(Address of Principal Executive Office and Zip Code)

(814) 278-7267
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 20, 2008, Jack S. Shawver, the Vice President and Illinois Basin District Manager of Rex Energy Corporation (the “Company”), notified the Company of his intention to retire following the completion of a ninety-day transition period.  Effective on May 20, 2008, the Company appointed Bryan J. Clayton to replace Mr. Shawver in the position.

Item 8.01                    Other Events.

On May 23, 2008, the Company issued a press release announcing the retirement of Mr. Shawver and the appointment of Mr. Clayton to Vice President and Illinois Basin District Manager.  A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of Rex Energy Corporation dated May 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

	By:	/s/ Christopher K. Hulburt
Christopher K. Hulburt
Executive Vice President, Secretary, and General Counsel

Date: May 27, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Rex Energy Corporation dated May 23, 2008.